December 2, 2019

BNY MELLON INVESTMENT FUNDS VI
BNY Mellon Balanced Opportunity Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Vassilis Dagioglu and Torrey Zaches are the fund's primary portfolio managers responsible for overall asset allocation for the fund, positions they have held since November 2018.  Mr. Dagioglu is a managing director and Head of Asset Allocation Portfolio Management at Mellon Investments Corporation (Mellon), an affiliate of BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser).  Mr. Zaches is a director and global asset allocation portfolio manager at Mellon.  Each of Messrs. Dagioglu and Zaches is also an employee of BNYM Investment Adviser.  Messrs. Dagioglu and Zaches allocate the fund's assets among equity portfolio managers and fixed-income portfolio managers employed by both BNYM Investment Adviser and Mellon.  The fund's primary portfolio managers responsible for the portion of the fund's assets allocated to equity investments (and when they first held such position) are:  Brian C. Ferguson (March 2007), John Bailer (December 2015) and James A. Lydotes, CFA (September 2016).  David Bowser, CFA, is the fund's primary portfolio manager responsible for the portion of the fund's assets allocated to fixed-income investments, a position he has held since March 2008.

The following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management" in the prospectus:

The fund's primary portfolio managers responsible for the portion of the fund's assets allocated to equity investments are Brian C. Ferguson, John Bailer and James A. Lydotes, CFA.  Messrs. Ferguson, Bailer and Lydotes have been primary portfolio managers of the fund with respect to such portion of the fund's assets since March 2007, December 2015 and September 2016, respectively.  Mr. Ferguson is an executive vice president and the senior portfolio manager of the U.S. Large Cap Value Equity Team at Mellon.  He has been employed by Mellon or a predecessor company since June 1997, and by BNYM Investment Adviser since April 2001.  Mr. Bailer is an executive vice president and a senior portfolio manager of U.S. dividend-oriented and large-cap strategies and is a senior research analyst on the Dynamic Large Cap Value strategy at Mellon.  He has been employed by Mellon or a predecessor company since 1992, and by BNYM Investment Adviser since 2003.  Mr. Lydotes is a managing director, senior portfolio manager and senior research analyst for the Global Equity Team at Mellon.  He has been employed by Mellon or a predecessor company since 2005, and by BNYM Investment Adviser since 2009.  David Bowser, CFA, is the fund's primary portfolio manager responsible for the portion of the fund's assets allocated to fixed-income securities, a position he has held since 2008.  Mr. Bowser is a senior portfolio manager on the Global Multi-Sector Investment team at Mellon.  He has been employed by Mellon or a predecessor company since 2000, and by BNYM Investment Adviser since 2006.  The portfolio managers manage the fund in their capacity as employees of BNYM Investment Adviser.

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